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                                                                   EXHIBIT 10.27

(GUARANTY BANK LOGO)

                                  May 8, 2006

Penson Worldwide, Inc.
SAMCO Holdings Inc.
SAI Holdings, Inc.
1700 Pacific Avenue Suite 1400
Dallas, Texas 75201

Attention: Roger Engemoen

           Re: Reorganization of SAMCO Division
               --------------------------------

Dear Rocky:

           We refer to that certain Amended and Restated Loan Agreement dated as of April 30, 2001 (as has been amended, restated, modified or supplemented from time to time, the "Loan Agreement") between Guaranty Bank ("Bank") and SAI Holdings, Inc., a Texas corporation, formerly known as Service Asset Investments, Inc. ("Borrower") pursuant to which Bank extended credit and made certain advances to Borrower as described therein. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms as in the Loan Agreement. As security for the Obligations, (i) Borrower executed that certain Fifth Amended and Restated Stock Pledge Agreement dated as of October 4, 2004 the "Borrower Pledge Agreement") pledging that certain collateral described therein and (ii) Penson Worldwide, Inc., a Delaware corporation ("PWI"), executed that certain Amended and Restated Penson Worldwide Stock Pledge Agreement dated as of October 4, 2004 (the "Penson Worldwide Pledge Agreement," together with the Borrower Pledge Agreement, the "Pledge Agreements").

           You have informed us that pursuant to a Reorganization Agreement ("Reorganization Agreement") to be entered between PWI, SAMCO Holdings, Inc. ("SHI"), Penson Financial Services, Inc. ("PFSI"), SAMCO Capital Markets Inc. ("SCMI") and Borrower, certain assets, comprising the SAMCO Division of the Penson group, are to be transferred to SHI. These assets include the shares of SAMCO Financial Advisors Inc. ("SFAI"), SAMCO Financial Services, Inc. ("SFSI") and SAMCO BD LLC ("SBD") which are currently pledged pursuant to the Pledge Agreements in favor of Bank as security for the Obligations. In addition, PFSI's SAMCO Capital Markets division shall be transferred to SCMI.

           You have also informed us that Penson Worldwide, Inc. is making its first public offering of its common stock, par value $0.01 per share (the "IPO") and with the proceeds will be paying off the Obligations in full and terminating the Loan Agreement (the "Payoff").

           Borrower acknowledges and agrees by its execution below that (i) this letter is a Loan Document for all purposes and (ii) if the IPO and the Payoff fails to occur within thirty days of the date hereof, it shall constitute an Event of Default under the Loan Agreement.



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           This letter confirms (i) our consent to the reorganization of the
SAMCO Division and the transfer to SAMCO Holdings, Inc. of the shares of SFSI, SFAI, and SBD (collectively the "SAMCO Securities"), (ii) our consent to the transfer of PSFI's SAMCO Capital Markets division to SCMI, and (iii) our agreement that upon the consummation of the reorganization pursuant to the Reorganization Agreement on terms and conditions satisfactory to the Bank (the "Reorganization") the security interests granted in favor of Bank in respect of the SAMCO Securities shall be released, provided, however, that the Pledge Agreements shall remain in full force and effect and all Collateral described therein, other than the SAMCO Securities, shall remain pledged as security for the Obligations. We agree, upon your request following consummation of the Reorganization, to file termination statements releasing Bank's security interest in the SAMCO Securities, to return all stock certificates and stock powers representing the SAMCO Securities, and to take such other actions as are necessary, to terminate our security interest in the SAMCO Securities.

                                             Very truly yours,

                                             GUARANTY BANK

                                             By: /s/ Caswell O. Robinson, Jr.
                                                 -------------------------------
                                                 Name: Caswell O. Robinson, Jr.
                                                 Title: Senior Vice President

ACKNOWLEDGED AND AGREED:

PENSON WORLDWIDE, INC.

By: /s/ Roger J. Engemoen, Jr.
    --------------------------
    Name: Roger J. Engemoen, Jr.
    Title: Chairman

SAI HOLDINGS. INC.

By: /s/ Roger J. Engemoen, Jr.
    --------------------------
    Name: Roger J. Engemoen, Jr.
    Title: Chairman